Exhibit 10.6
MUTUAL RELEASE AGREEMENT RELATED TO
EBITDA AND EARNOUT PROVISIONS
     THIS MUTUAL RELEASE AGREEMENT (the “Agreement”) is hereby entered into by and between Express-1 Expedited Solutions, Inc., a Delaware corporation (the “Company”); Concert Group Logistics, Inc., a Delaware corporation (“Buyer”); Concert Group Logistics, LLC, an Illinois Limited Liability Company (“Seller”); Daniel Para, a resident of Illinois (“Selling Parties Representative”); Gerry Post, a resident of Illinois (“Post”); Efrain Maldonado, a resident of Illinois (“Maldonado”); John Musolino, a resident of Illinois (“Musolino”) (Selling Parties Representative, Post, Maldonado, and Musolino are referred to herein as the “Principals”); Dan Para Investments, LLC, a Delaware limited liability company (“Para Investments”); the Gerald H. Post Trust dated October 12, 2006 (“Post Trust”); and the John M. Musolino Revocable Trust dated January 9, 2003 (“Musolino Trust”) (Maldonado, Para Investments, Post Trust and Musolino Trust are referred to herein as the “Members”), hereinafter the “Parties”.
     On January 31, 2008, the Parties entered into an asset purchase agreement (the “APA”). In addition to certain consideration paid by Buyer to Seller at the closing of the transactions set forth in the APA, the APA sets forth a mechanism for a possible earn-out payment to be made by Buyer to Seller with respect to the fiscal year ended 12/31/08 (“FY 2008”) and with respect to the fiscal year ended 12/31/09 (“FY 2009”). Certain disputes have arisen with respect to the calculation of the amount of the FY 2008 earn-out payment. The Parties have agreed that, in settlement of all earn-out obligations of the Company and the Buyer to the Seller, and all other obligations of the Company and the Buyer to the Seller, the Principals and/or the Members under the APA, a sum in the amount of One Million One Hundred Thousand Dollars ($1,100,000) shall be paid to the Seller.
     The Members are the sole members of Seller. Selling Parties Representative is a principal of Para Investments. Post is the settler of the Post Trust. Musolino is the settler of the Musolino Trust.
     For and in consideration of the Company’s payment of the sum of One Million One Hundred Thousand Dollars ($1,100,000) to Seller, and other good and valuable consideration received from and on behalf of the Parties to each other, the receipt and sufficiency of which consideration is hereby acknowledged, the Seller, the Principals, and the Members (collectively the “CGL Releasing Parties”) collectively do hereby globally, immediately and forever release, remise, acquit, satisfy and discharge the Company and the Buyer, and each of their affiliates, subsidiaries, parents, officers, directors, attorneys, agents, employees, successors, and assigns (collectively the “Company Released Parties”), from any and all manner of claims, benefits, rights, sums of money, causes of action, suits, debts, obligations, losses, expenses, liabilities, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, of whatever nature or kind, known or unknown, which any of the Releasing Parties ever had, now has, or ever may have, or which any affiliate, subsidiary, parent, officer, director, attorney, agent, employee, manager, personal representative, heir, successor or assign of any of the Releasing Parties ever had, now has, or ever may have, against the Released Parties, related to or arising out of the earn-out provisions of the APA and the Company EBIDTA and the financial statements providing the basis thereof.
     For and in consideration of the CGL Releasing Parties’ agreements hereunder, and other good and valuable consideration received from and on behalf of the Parties to each other, the receipt and sufficiency of which consideration is hereby acknowledged, the Company Released Parties collectively do hereby globally, immediately and forever release, remise, acquit, satisfy and discharge the CGL Releasing Parties from any and all manner of claims, benefits, rights, sums of money, causes of action, suits, debts, obligations, losses, expenses, liabilities, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, of whatever nature or kind, known or unknown, which any of the Company Released Parties ever had, now has, or ever may have, or which any affiliate, subsidiary, parent, officer, director, attorney, agent, employee, manager, personal representative, heir, successor or assign of any of the Company Released Parties ever had, now has, or ever may have, against the CGL Releasing Parties related to or arising out of the earn-out provisions of the APA and the Company EBITDA and the financial statements providing the basis thereof.
     The Parties understand, acknowledge and agree that the execution of this Agreement constitutes a compromise of all disputed claims involving legal and factual questions and that such settlement is not to be construed as an admission of liability on the part of the Parties and/or any other parties and entities by whom liability is expressly denied.
     The Parties have read this Agreement and have conferred with their attorneys and fully understand the purpose, tenor and effect of this Agreement.
     Any proceeding arising out of or relating to this Agreement may be brought in the courts of the State of Michigan, County of Berrien, or, if it has or can acquire jurisdiction, in the United States District Court for the Western District of Michigan, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court and agrees not to bring any proceeding arising out of or relating to this Agreement in any other court. The Parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the Parties irrevocably to waive any objections to venue or to convenience of forum. Process in any proceeding referred to in the first sentence of this section may be served on any Party anywhere in the world.
     Each Party acknowledges and agrees that the other Parties would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by a Party could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which a Party may be entitled, at law or in equity, said Party shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.
     This Agreement supersedes all prior agreements, whether written or oral, between the Parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the Party to be charged with the amendment.
     This Agreement will be governed by and construed under the laws of the State of Michigan without regard to conflicts-of-laws principles that would require the application of any other law.
     This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

EXPRESS-1 EXPEDITED SOLUTIONS, INC.

By: /s/Mark Patterson
Name: Mark Patterson Its: Chief Financial Officer
     The foregoing instrument was acknowledged before me this February 27, 2009, by Mark Patterson, the Chief Financial Officer of Express-1 Expedited Solutions, Inc., who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

CONCERT GROUP LOGISTICS, INC.

By: /s/ Mark Patterson
Name: Mark Patterson Its: Secretary
     The foregoing instrument was acknowledged before me this February 27, 2009, by Mark Patterson, the Secretary of Concert Group Logistics, Inc., who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

CONCERT GROUP LOGISTICS, LLC

By: /s/ Daniel Para
Name: Daniel Para Its: Manager
     The foregoing instrument was acknowledged before me this February 27, 2009, by Daniel Para, the Manager of Concert Group Logistics, LLC, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

By /s/ Daniel Para
Daniel Para
     The foregoing instrument was acknowledged before me this February 27, 2009, by Daniel Para, an individual, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

By: /s/ Gerry Post
Gerry Post
     The foregoing instrument was acknowledged before me this February 27, 2009, by Gerry Post, an individual, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

By: /s/ Efrain Maldonado
Efrain Maldonado
     The foregoing instrument was acknowledged before me this February 27, 2009, by Efrain
Maldonado, an individual, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

By: /s/ John Musolino
John Musolino
     The foregoing instrument was acknowledged before me this February 27, 2009, by John Musolino, an individual, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

DAN PARA INVESTMENTS, LLC

By: /s/ Daniel Para
Name: Daniel Para Its: President
     The foregoing instrument was acknowledged before me this February 27, 2009, by Daniel Para, the President of Dan Para Investments, LLC, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

GERALD H. POST TRUST

By: /s/ Gerald Post
Name: Gerald H. Post Its: Trustee
     The foregoing instrument was acknowledged before me this February 27, 2009, by Gerald H. Post, the Trustee of the Gerald H. Post Trust, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this February 27, 2009.

JOHN M. MUSOLINO REVOCABLE TRUST

By: /s/ John Musolino
Name: John M. Musolino Its: Trustee
     The foregoing instrument was acknowledged before me this February 27, 2009, by John M.
Musolino, the Trustee of the John M. Musolino Revocable Trust, who is personally known to me.

Notary Name:
Notary Public, State of:
My Commission Number:
My Commission Expires: